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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) JANUARY 5, 2000

                              STREAMLINE.COM, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                              000-26133                              04-3187302
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
    (State or Other Jurisdiction of            (Commission File Number)            IRS Employer Identification No.
            Incorporation)

                     27 DARTMOUTH STREET, WESTWOOD, MA 02090
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (781) 407-1900


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         This Current Report on Form 8-K contains "forward-looking
statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements identified or qualified by words such as "likely," "will," "suggests," "may," "would," "could," "should," "expects," "anticipates," "estimates," "plans," "projects," "believes," or similar expressions (and variants of such words or expressions). The forward-looking statements contained herein represent the judgment of Streamline.com, Inc. as of the date of this Current Report on Form 8-K and Streamline.com, Inc. cautions against the placement of undue reliance on such statements. These statements relate to future events and therefore are inherently uncertain. Actual performance and results may differ materially from those projected or suggested due to certain risks and uncertainties, including, but not limited to, the risks and uncertainties described or discussed in the Section "Risk Factors" in Streamline's Proxy Statement/Private Placement Memorandum, dated December 13, 1999. These risks include, among others, acquisition and transition challenges, assimilation issues in the consolidation process, customer reaction to the acquisitions, and operational and other risks relating to the combination of separate businesses.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 5, 2000, Streamsub, Inc. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of Streamline.com, Inc. ("Streamline"), merged (the "Merger") with and into Beacon Home Direct, Inc. (d/b/a Scotty's Home Market), an Illinois corporation ("Scotty's"), with Scotty's surviving the Merger, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of October 18, 1999 (the "Merger Agreement"), by and among Streamline, Merger Sub and Scotty's. Scotty's is a Chicago-based Internet retailer of groceries, personal care and household products and, as a subsidiary of Streamline, is expected to continue providing unattended home delivery of groceries and related products to customers in the Chicago area.

         Pursuant to the Merger Agreement, on the date of the Merger, each share of Scotty's common stock and convertible preferred stock (on an as converted basis), issued and outstanding immediately prior to the closing of the Merger automatically converted into .3984 shares of Streamline common stock, $0.01 par value per share, except that Streamline will pay cash in lieu of issuing fractional shares. As a result of the Merger, 3,710,456 shares of Streamline common stock were issued to the former holders of Scotty's common stock and convertible preferred stock. Additionally, outstanding warrants and options to acquire Scotty's common stock were converted into warrants and options to acquire a total of approximately 597,595 shares of Streamline common stock.

         The recipients of the total merger consideration were the former holders of capital stock, warrants and options of Scotty's, including former directors and officers of Scotty's and other stockholders, none of whom had any material relationship with Streamline or its affiliates to the best of Streamline's knowledge, except for Nordstrom, Inc. which beneficially owned 43.1% of the outstanding capital stock of Scotty's immediately prior to the Merger. Nordstrom, Inc. also beneficially owned 32.3% of Streamline's outstanding common stock immediately prior to the Merger. J. Daniel Nordstrom, Co-President of Nordstrom, Inc., is a director of Streamline and Darren Jackson, Vice President of Strategic Planning of Nordstrom, Inc., was a director of Scotty's.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Scotty's

The following financial statements of Scotty's are incorporated by reference to pages F-27 through F-48 of Streamline's Proxy/Private Placement Memorandum dated December 13, 1999, as filed with the Securities and Exchange Commission on December 15, 1999.

  - Consolidated Statements of Operations for the Years Ended December 31, 1996 (unaudited), 1997 and 1998 and the Nine Months Ended September 30, 1998 and 1999 (unaudited)

  - Consolidated Balance Sheets at December 31, 1997, 1998 and September 30, 1999 (unaudited)

  - Consolidated Statements of Stockholders' Equity (Deficit) for the Years Ended December 31, 1996 (unaudited), 1997 and 1998 and the Nine Months Ended September 30, 1999 (unaudited)

  - Consolidated Statements of Cash Flows for the Years Ended December 31, 1996 (unaudited), 1997 and 1998 and the Nine Months Ended September 30, 1998 and 1999 (unaudited)

  -  Notes to Financial Statements

  -  Report of Independent Accountants

(b)  Pro forma Financial Information

     The unaudited pro forma combining statements of operations combine Streamline's and Scotty's historical consolidated statements of operations for each of the three years in the period ended December 31, 1998 giving effect to the merger on a pooling of interests basis as if it had occurred at the beginning of each period presented. The unaudited pro forma combining balance sheet combines Streamline's historical consolidated balance sheet as of October 2, 1999 with Scotty's historical balance sheet as of September 30, 1999, giving effect to the merger as if it had occurred on October 2, 1999. The historical financial information of Streamline has been derived from the audited consolidated financial statements for each of the three years in the period ended December 31, 1998 which are all included in the prospectus filed by Streamline with the Securities and Exchange Commission on June 18, 1999, and should be read in conjunction with such financial statements and the notes thereto. The historical financial information of Scotty's has been derived from the audited financial statements for each of the two years in the period ended December 31, 1998, which are in the proxy statement/private placement memorandum filed by Streamline with the Securities and Exchange Commission on December 15, 1999 and should be read in conjunction with such financial statements and notes thereto. The historical financial information of Scotty's has been derived from unaudited financial statements for the year ended December 31, 1996, which are in the proxy statement/private placement memorandum filed by Streamline with the Securities and Exchange Commission on December 15, 1999 and should be read in conjunction with such financial statements and notes thereto. The pro forma information is not necessarily indicative of the combined consolidated operating results or financial position that would have occurred had the merger been consummated at the beginning of the periods presented, nor is it necessarily indicative of future combined operating results or financial position.

The following pro forma financial information are incorporated by reference to pages 72 through 78 of Streamline's Proxy/Private Placement Memorandum dated December 13, 1999, as filed with the Securities and Exchange Commission on December 15, 1999.

     - Streamline and Scotty's Unaudited Pro Forma Combining Balance Sheets at October 2, 1999

     - Streamline and Scotty's Unaudited Pro Forma Combining Statements of Operations for the Year Ended December 31, 1996

     - Streamline and Scotty's Unaudited Pro Forma Combining Statements of Operations for the Year Ended December 31, 1997

     - Streamline and Scotty's Unaudited Pro Forma Combining Statements of Operations for the Year Ended December 31, 1998

     - Streamline and Scotty's Unaudited Pro Forma Combining Statements of Operations for the Nine Months Ended September 30, 1998

     - Streamline and Scotty's Unaudited Pro Forma Combining Statements of Operations for the Nine Months Ended October 2, 1999 and September 30, 1999

     -    Notes to Unaudited Pro Forma Combining Financial Statements (except
          Note 4)





(c)  Exhibits

Exhibit 23.1 Consent of Independent Public Accountants (previously filed as an exhibit to Streamline's Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 20, 2000)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STREAMLINE.COM, INC.

                                         By: /s/ Lauren A. Farrell
                                             ----------------------------------
                                             Lauren A. Farrell
                                             Vice President - Finance

Dated: February 10, 2000